EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the filing of the Annual Report on Form 10-K (the Report) by Prime Retail, Inc. (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        The  Report fully  complies  with  the  requirements of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Date: March 28, 2003                   /s/  Robert A. Brvenik
    --------------------                   ----------------------
                                           Robert A. Brvenik
                                           President, Chief Financial Officer
                                           and Treasurer